UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 18, 2023

GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38087	75-1656431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16475 Dallas Parkway, Suite 600 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

(888) 572-9881

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	GNTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

On October 18, 2023, Clifton A. “Cappy” Payne, Senior Executive Vice President, Chief Financial Officer and Director of Guaranty Bancshares, Inc. (the "Company"), informed the Company of his retirement from the Company, to be effective March 31, 2024. Mr. Payne will step down from his role as Chief Financial Officer (“CFO”) effective December 29, 2023. Mr. Payne will also retire from the Company’s board of directors effective December 31, 2023.

(c) Appointment of Certain Officers

The Company has appointed Shalene Jacobson to become the Company’s next CFO, effective upon Mr. Payne’s retirement on December 29, 2023. Ms. Jacobson joined Guaranty Bank & Trust, N.A. (the "Bank") in 2016 and currently serves as Executive Vice President and Chief Risk Officer of the Company and as Executive Vice President and Chief Financial Officer of the Bank. She will retain those titles after her appointment as CFO of the Company. Effective upon her appointment, Ms. Jacobson will become the Principal Financial Officer and the Principal Accounting Officer of the Company.

On October 23, 203 the Company issued a press release announcing Mr. Payne’s retirement and Ms. Jacobson’s appointment as the Company’s new CFO, a copy of which is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release dated October 23, 2023, announcing the retirement of the Company's CFO
104	Cover Page Interactive File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2023

GUARANTY BANCSHARES, INC.

By:	/s/ Tyson T. Abston
Name:	Tyson T. Abston
Title:	Chairman of the Board and Chief Executive Officer